Filed pursuant to Rule 497(c)
Under the Securities Act of 1933;
as amended, File No. 333-211964

Explanatory Note: This prospectus supplement is being refiled solely to correct an error by the financial printer in the EDGAR version of the prospectus supplement filed on August 5, 2016. That filing incorrectly included the Statement of Additional Information dated July 19, 2016 (the "SAI"). The SAI was meant to be filed as a separate document.

P R O S P E C T U S    S U P P L E M E N T

(To Prospectus dated July 19, 2016)

Up to $50,000,000

Common Stock

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We have entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald” or the “Sales Agent”) relating to shares of our common stock, par value $0.001 per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell shares of common stock having an aggregate sale price of up to $50 million, from time to time, through Cantor Fitzgerald as our agent or principal for the offer and sale of common stock.

Our currently outstanding shares of common stock are, and the shares of common stock offered by this prospectus supplement and the accompanying prospectus will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” As of June 30, 2016 and August 2, 2016, the last reported sale price for our common stock on the NYSE was $20.35 per share and $18.40 per share, respectively. The net asset value (“NAV”) per share of our common stock as of the close of business on June 30, 2016 and August 2, 2016 was $19.60 and $18.80, respectively.

Sales of shares of common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, as amended (“1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange or in negotiated transactions.

Under the terms of the Sales Agreement, we will pay the Sales Agent a total commission up to 2.0% of the gross sales price per share for any common stock sold through the Sales Agent. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent is not required to sell any specific number or dollar amount of shares of common stock, but will use its commercially reasonable efforts to sell the shares of common stock offered by this prospectus supplement and the accompanying prospectus. There is no arrangement for shares of common stock to be received in an escrow, trust or similar arrangement.

Investing in our common stock involves risks that are described in the “Risk Factors” section beginning on page 22 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Cantor Fitzgerald & Co.

The date of this prospectus supplement is August 5, 2016.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date will modify or supersede the earlier statement.

Neither we nor the Sales Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither we nor the Sales Agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers or such other dates as may be specified in these documents, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since these dates.

S-i

Prospectus Supplement

Page

Cautionary Notice Regarding Forward-Looking Statements	S-iii

Prospectus Supplement Summary	S-1

Issuance Below Net Asset Value	S-4

Use of Proceeds	S-4

Capitalization	S-5

Plan of Distribution	S-6

Legal Matters	S-7

Where You Can Find More Information	S-7

Unaudited Financial Statements as of and for the Six Months ended May 31, 2016 and Financial Highlights for the Fiscal Years ended November 30, 2006 through 2015 and for the Six Months ended May 31, 2016	F-1

Prospectus

S-ii

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated July 19, 2016 (the “SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. For example, our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon, for the fiscal year ended November 30, 2015 (the “2015 Audited Financial Statements”), contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2015, were filed by us with the SEC on January 20, 2016 (the “2015 Annual Report”). The 2015 Audited Financial Statements were incorporated by reference into, and were made a part of the SAI. If you decide to request a copy of the SAI, you will receive a copy of our 2015 Audited Financial Statements. You may request a free copy of our SAI by calling toll free (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). The information on our website is not a part of this Prospectus Supplement. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus supplement, the accompanying prospectus or the SAI that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in this prospectus supplement, the accompanying prospectus or the SAI, including the risks outlined under “Risk Factors” in the accompanying prospectus will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI or are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update,

S-iii

amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-iv

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information you should consider before investing in our common stock. You should read carefully the entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors,” the financial statements and related notes and the SAI before making an investment decision.

THE COMPANY

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of June 30, 2016, we had net assets applicable to our common stock of approximately $2.2 billion and total assets of approximately $3.9 billion.

PORTFOLIO INVESTMENTS

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships and (iii) other Midstream Energy Companies. Our equity securities include securities of all market capitalizations. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s Ratings Services, or Fitch Ratings, Inc., comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

As of June 30, 2016, we held $3.8 billion in equity securities and no fixed income investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Amount ($ millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	$562.0	14.6%
2.	Energy Transfer Partners, L.P.	396.3	10.3
3.	Williams Partners L.P.	368.0	9.6
4.	ONEOK Partners, L.P.	269.4	7.0
5.	MPLX LP(1)	242.7	6.3
6.	Plains All American Pipeline, L.P.(2)(3)	230.2	6.0
7.	DCP Midstream Partners, LP	218.9	5.7
8.	Western Gas Partners, LP(4)	193.9	5.1
9.	Buckeye Partners, L.P.	175.7	4.6
10.	Magellan Midstream Partners, L.P.	175.1	4.6

(1)	Includes $155.6 million of common units and $87.1 million of preferred units.

(2)	On July 11, 2016, Plains All American Pipeline, L.P. (“PAA”) announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”), a controlled affiliate of Plains GP Holdings, L.P. (“Plains GP” which trades on the NYSE under the ticker “PAGP”), to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, each unitholder of PAA GP will receive 0.3755 PAA common units for each PAA GP unit they own.

(3)	We hold an interest in PAA GP, which controls the general partner of PAA. Plains GP also holds an equity interest in PAA GP. Our ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at our option. As of June 30, 2016, we had investments in PAA GP and Plains GP with an aggregate value of $43.3 million.

(4)	Includes $186.8 million of common units and $7.1 million of preferred units.

THE INVESTMENT ADVISER

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, and is responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with KAFA, “Kayne Anderson”). Each of KAFA and KACALP is an SEC-registered investment adviser. As of June 30, 2016, Kayne Anderson and its affiliates managed approximately $23 billion, including approximately $10 billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

DISTRIBUTIONS

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders. Our next regularly scheduled quarterly distribution will be for our fiscal quarter ended August 31, 2016 and, if approved by our Board of Directors, will be paid to common stockholders on or about October 14, 2016. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, meeting the terms of our preferred stock and the asset coverage requirements of the 1940 Act and complying with Maryland law, our state of incorporation. The distributions we have paid since the beginning of fiscal 2014 are as follows:

		Tax Character
Payment Date	Distribution per Share ($)	Return of Capital		Qualified Dividends
July 15, 2016(1)	$0.5500	100	%(2)	0	%(2)
April 15, 2016	0.5500	100	(2)	0	(2)
January 15, 2016	0.5500	100	(2)	0	(2)
October 9, 2015	0.6575	18		82
July 10, 2015	0.6575	18		82
April 10, 2015	0.6575	18		82
January 16, 2015	0.6550	18		82
October 10, 2014	0.6500	10		90
July 11, 2014	0.6400	10		90
April 10, 2014	0.6250	10		90
January 10, 2014	0.6100	10		90

(1)	On June 23, 2016, we declared a distribution of $0.5500 per share that was paid on July 15, 2016 to holders of record as of close of business on July 8, 2016.

(2)	This estimate is based on our estimated earnings and profits for fiscal 2016, which does not include a projection for any gains or losses on the sale of securities during the remainder of fiscal 2016. The final determination of the tax character of our distributions will be made after our fiscal year-end when we can determine our actual earnings and profits for the full year. The final tax status of our distributions is dependent on our earnings and profits (including gains and losses on the sale of securities) for the remainder of our fiscal year and may differ substantially from this preliminary information.

THE OFFERING

Common stock offered	Up to $50,000,000
Use of proceeds after expenses	We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. See “Use of Proceeds” in this prospectus supplement.
Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of risk factors you should carefully consider before investing in shares of our common stock.
NYSE Symbol	“KYN”

Stockholder transaction expenses:

Sales load (as a percentage of offering price)	Up to 2.0%
Offering expenses borne by us (as a percentage of offering price)	0.15%
Dividend Reinvestment Plan fees(1)	None

(1)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

Example	This example replaces the example set forth on page 11 of the accompanying prospectus under the caption “Fees and Expenses” with respect to this offering.
The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock assuming (1) a sales load of 2.0% and offering expenses of 0.15% of the offering price; (2) total annual expenses of 5.18% of net assets attributable to shares of common stock; (3) a 5% annual return on our portfolio securities, and income tax expense associated with the 5% assumed rate of return on such portfolio securities; and (4) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders	$71	$218	$372	$790

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

ISSUANCE BELOW NET ASSET VALUE

The offering price per share of common stock during this offering, after deducting all expenses of issuance, including the compensation paid to the Sales Agent, must equal or exceed our NAV per common share. See “Description of Securities — Common Stock — Issuance of Additional Shares” in the accompanying prospectus.

USE OF PROCEEDS

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes.

CAPITALIZATION

The following table sets forth our capitalization as of May 31, 2016, as adjusted to give effect to the issuance of common stock offered hereby (assuming the sale of 2,457,002 shares of common stock at a price of $20.35 per share (based on the last reported sale price of our shares of common stock on the NYSE as of June 30, 2016). Actual sales, if any, of our shares of common stock, and the actual application of the proceeds thereof, under this prospectus supplement and the accompanying prospectus may be different than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $20.35 per share, depending on the market price of our common stock at the time of any such sale. As indicated below, common stockholders will bear the costs associated with this offering.

	As of May 31, 2016
	(Unaudited)
	Actual	As Adjusted
	($ in 000s, except per share data)
Cash and Cash Equivalents (1)	$92,384	$141,309
Notes	767,000	767,000
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (2)	$104,000	$104,000
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (2)	8,000	8,000
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (2)	42,000	42,000
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 shares authorized) (2)	125,000	125,000
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 shares authorized) (2)	50,000	50,000
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 shares authorized) (2)	50,000	50,000
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 shares authorized) (2)	25,000	25,000
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, 183,840,000 shares authorized, (113,023,212 shares issued and outstanding, 115,480,214 shares issued and outstanding, as adjusted) (2)(3)(4)	$113	$115
Paid-in capital (4)	2,338,749	2,387,672
Accumulated net investment loss, net of income taxes, less dividends	(1,468,028)	(1,468,028)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	764,531	764,531
Net unrealized gains on investments and options, net of income taxes	465,658	465,658

Net assets applicable to common stockholders	$2,101,023	$2,149,948

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	We do not hold any of these outstanding securities for our account.

(3)	As adjusted, additional paid-in capital reflects the proceeds from the issuance of shares of common stock offered hereby ($50,000), less $0.001 par value per share of common stock ($2), less the sales commission ($1,000) and less the estimated offering costs borne by us ($75) related to the issuance of shares of common stock in this offering.

(4)	On July 15, 2016, we issued 340,318 shares of common stock pursuant to our dividend reinvestment plan which are not reflected in the as adjusted shares issued and outstanding.

PLAN OF DISTRIBUTION

We have entered into a Sales Agreement on July 29, 2016, under which we may issue and sell from time to time shares of our common stock having an aggregate sales price of up to $50 million through Cantor Fitzgerald & Co. as our agent or as principal. Sales of the shares of common stock, if any, will be made by means of ordinary brokers’ transactions on the NYSE or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. As agent, Cantor Fitzgerald & Co. will not engage in any transactions that stabilize our common stock.

The Sales Agent will offer the common stock subject to the terms and conditions of the Sales Agreement on a daily basis or as otherwise agreed upon by us and the Sales Agent. We will designate the maximum amount of common stock to be sold through the Sales Agent on a daily basis or otherwise determine such maximum amount together with the Sales Agent. Subject to the terms and conditions of the Sales Agreement, the Sales Agent will use its commercially reasonable efforts to sell on our behalf all of the designated common stock. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any such instruction. We or the Sales Agent may suspend the offering of the common stock being made through the Sales Agent under the Sales Agreement upon proper notice to the other party.

Under the terms of the Sales Agreement, the Sales Agent will receive from us a total commission up to 2.0% of the gross sales price per share of common stock for any shares sold through the Sales Agent. The actual commission will be agreed upon at the time of sale by us and the Sales Agent. The remaining sales proceeds, after deducting any expenses payable by us and any transaction fees imposed by any governmental, regulatory, or self-regulatory organization in connection with the sales, will equal our net proceeds for the sale of such common stock. If the Sales Agent engages in special selling efforts, as that term is used in Regulation M under the Exchange Act, the Sales Agent will receive from us a commission agreed upon at the time of sale.

The Sales Agent will provide written confirmation to us before the opening of trading on the NYSE on the day immediately following each day on which shares of common stock are sold under the Sales Agreement. Each confirmation will include the number of shares of common stock sold on that day, the net proceeds to us and the compensation payable by us to the Sales Agent.

Settlement for sales of common stock will occur, unless the parties agree otherwise, on the third business day that is also a trading day following the date on which any sales were made in return for payment of the net proceeds to us. There is no arrangement for funds to be received in escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of common stock sold through the Sales Agent in connection with the sales of common stock.

In connection with the sales of the common stock on our behalf, the Sales Agent may be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation paid to the Sales Agent may be deemed to be underwriting commissions or discounts. We have agreed in the Sales Agreement to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the 1933 Act.

In the ordinary course of their business, the Sales Agent and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory, or other services for us for which they have received, or may receive, separate fees.

If the Sales Agent or we have reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied, that party will promptly notify the other and sales of common stock under the Sales Agreement will be suspended until that or other exemptive provisions have been satisfied in the judgment of the Sales Agent and us.

We estimate that the total expenses of the offering payable by us, excluding commissions payable to the Sales Agent under the Sales Agreement, will be approximately $75,000.

The offering of shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of shares of our common stock having an aggregate sales price of $50 million and (2) the termination of the Sales Agreement by the Sales Agent or us.

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul Hastings LLP (“Paul Hastings”), Costa Mesa, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended November 30, 2015. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules thereto) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Unaudited Financial Statements as of and for the Six Months Ended May 31, 2016

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 174.3%
Equity Investments(1) — 174.3%
Midstream MLP(2) — 159.4%
Arc Logistics Partners LP	2,234	$26,139
Buckeye Partners, L.P.	2,498	179,668
Columbia Pipeline Partners LP	1,043	15,370
Crestwood Equity Partners LP(3)	2,010	43,385
DCP Midstream Partners, LP (3)	6,413	215,025
Enbridge Energy Management, L.L.C.(4)	2,053	44,875
Enbridge Energy Partners, L.P.	2,822	61,359
Energy Transfer Partners, L.P.	10,392	376,801
EnLink Midstream Partners, LP	4,087	64,336
Enterprise Products Partners L.P.(3)	19,710	547,163
EQT Midstream Partners, LP(3)	704	53,040
Global Partners LP	585	7,780
Magellan Midstream Partners, L.P.(3)	2,304	161,363
Midcoast Energy Partners, L.P.	2,294	18,698
MPLX LP	4,628	147,618
MPLX LP — Convertible Preferred Units(5)(6)(7)	2,255	82,795
NuStar Energy L.P.(3)	216	10,626
ONEOK Partners, L.P.(8)	6,726	255,246
PBF Logistics LP	1,061	23,110
PennTex Midstream Partners, LP	549	8,088
Phillips 66 Partners LP	227	12,492
Plains All American Pipeline, L.P.(8)(9)	8,373	193,671
Rose Rock Midstream, L.P.	292	7,544
Shell Midstream Partners, L.P.(3)	595	20,064
Spectra Energy Partners, LP	715	32,146
Sprague Resources LP	914	21,900
Sunoco Logistics Partners L.P.	3,301	90,603
Sunoco LP	877	29,096
Tallgrass Energy Partners, LP	1,326	60,028
TC PipeLines, LP	49	2,691
Tesoro Logistics LP	41	2,005
TransMontaigne Partners L.P.	91	3,484
Western Gas Partners, LP	3,724	185,559
Western Gas Partners, LP — Convertible Preferred Units(5)(7)(10)	134	7,056
Williams Partners L.P.	10,622	339,068

		3,349,892

Midstream Company — 8.8%
Kinder Morgan, Inc.	2,121	38,352
ONEOK, Inc.(3)	225	9,731
Tallgrass Energy GP, LP	1	34
Targa Resources Corp.(3)	3,175	135,970

		184,087

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 3.0%
Energy Transfer Equity, L.P.	1,510	$19,081
Plains GP Holdings, L.P.(8)(9)	750	7,043
Plains GP Holdings, L.P.(8)(9)(11)	3,402	31,945
Western Gas Equity Partners, LP	141	5,916

		63,985

Shipping MLP — 2.6%
Capital Product Partners L.P. — Class B Units(5)(12)	3,030	20,576
Dynagas LNG Partners LP	831	11,868
Golar LNG Partners LP	1,344	22,864

		55,308

Other — 0.5%
Clearwater Trust(5)(8)(13)	N/A	85
SunCoke Energy Partners, L.P.	851	9,250

		9,335

Total Long-Term Investments (Cost — $2,927,128)		3,662,607

Short-Term Investment — 4.3%
Money Market Fund — 4.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.17%(14) (Cost — $90,384)	90,384	90,384

Total Investments — 178.6% (Cost — $3,017,512)		3,752,991

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
Midstream MLP
Crestwood Equity Partners LP	$22.50	7/15/16	1,600	(106)
DCP Midstream Partners, LP	35.00	6/17/16	2,510	(169)
Enterprise Products Partners L.P.	26.00	6/17/16	1,800	(324)
Enterprise Products Partners L.P.	27.00	6/17/16	1,800	(252)
EQT Midstream Partners, LP	80.00	6/17/16	650	(42)
Magellan Midstream Partners, L.P.	72.50	6/17/16	950	(43)
Magellan Midstream Partners, L.P.	75.00	6/17/16	950	(19)
NuStar Energy L.P.	50.00	7/15/16	450	(45)
NuStar Energy L.P.	55.00	7/15/16	450	(7)
Shell Midstream Partners, L.P.	40.00	6/17/16	350	(4)

				(1,011)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Midstream Company
ONEOK, Inc.	$42.50	6/17/16	200	$(42)
ONEOK, Inc.	45.00	7/15/16	50	(6)
ONEOK, Inc.	47.50	7/15/16	50	(4)
Targa Resources Corp.	47.00	6/17/16	700	(49)
Targa Resources Corp.	48.00	6/17/16	700	(32)
Targa Resources Corp.	49.00	6/17/16	700	(24)
Targa Resources Corp.	50.00	6/17/16	700	(18)

				(175)

Total Call Option Contracts Written (Premiums Received — $1,450)				(1,186)

Debt				(767,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(404,000)
Deferred Income Tax Liability				(474,810)
Income Tax Receivable				19,530
Other Liabilities in Excess of Other Assets				(24,502)

Net Assets Applicable to Common Stockholders				$2,101,023

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Dividends are paid-in-kind.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.528125 per unit for the first two years and thereafter will pay the higher of (a) $0.528125 per unit or (b) the distribution and the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. The MPLX Convertible Preferred Units have a one-year lock-up through May 13, 2017. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019. MPLX may force conversion after May 13, 2020 if MPLX common units are trading above 150% of the purchase price of $32.50 for 20 consecutive days.

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	The Company believes that it is an affiliate of Clearwater Trust, Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“Plains GP”). The Company does not believe that it is an affiliate of ONEOK Partners, L.P. See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(9)	On July 11, 2016, PAA announced it had entered into a definitive agreement with Plains AAP, L.P. (“PAA GP”), a controlled affiliate of Plains GP, to permanently eliminate PAA’s incentive distribution rights and the economic rights associated with PAA’s 2% general partner interest in exchange for newly issued PAA common units and the assumption of all of PAA GP’s outstanding debt. Under the terms of the agreement, each unitholder of PAA GP will receive 0.3755 PAA common units for each PAA GP unit they own.

(10)	On April 15, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“WES Convertible Preferred Units”) from Western Gas Partners, LP (“WES”). The WES Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.68 per unit. The WES Convertible Preferred Units have a one-year lock-up through March 14, 2017, and holders of the WES Convertible Preferred Units may convert on a one-for-one basis into common units of WES any time after March 14, 2018. WES may force conversion after March 14, 2019 if WES common units are trading above 150% of the purchase price of $32.00 for 20 out of 30 consecutive trading days immediately prior to conversion.

(11)	The Company holds an interest in PAA GP, which controls the general partner of PAA. Plains GP (which trades on the NYSE under the ticker “PAGP”) also holds an equity interest in PAA GP. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(12)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the second quarter.

(13)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(14)	The rate indicated is the current yield as of May 31, 2016.

(15)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,785,769)	$3,429,863
Affiliated (Cost — $141,359)	232,744
Short-term investments (Cost — $90,384)	90,384

Total investments (Cost — $3,017,512)	3,752,991
Cash	2,000
Deposits with brokers	509
Receivable for securities sold	4,183
Dividends and distributions receivable	953
Income tax receivable	19,530
Deferred debt and preferred stock offering costs and other assets	10,107

Total Assets	3,790,273

LIABILITIES
Payable for securities purchased	14,405
Investment management fee payable	11,521
Accrued directors’ fees and expenses	128
Call option contracts written (Premiums received — $1,450)	1,186
Accrued expenses and other liabilities	16,200
Deferred income tax liability	474,810
Notes	767,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (16,160,000 shares issued and outstanding)	404,000

Total Liabilities	1,689,250

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,101,023

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (113,023,212 shares issued and outstanding, 183,840,000 shares authorized)	$113
Paid-in capital	2,338,749
Accumulated net investment loss, net of income taxes, less dividends	(1,468,028)
Accumulated realized gains, net of income taxes	764,531
Net unrealized gains, net of income taxes	465,658

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,101,023

NET ASSET VALUE PER COMMON SHARE	$18.59

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$67,008	$137,419
Affiliated investments	6,880	13,704

Total dividends and distributions	73,888	151,123
Return of capital	(61,003)	(128,164)
Distributions in excess of cost basis	(1,730)	(2,456)

Net dividends and distributions	11,155	20,503
Interest income	65	65

Total Investment Income	11,220	20,568

Expenses
Investment management fees	11,521	23,470
Administration fees	301	608
Professional fees	156	324
Directors’ fees and expenses	136	272
Reports to stockholders	105	218
Custodian fees	46	113
Insurance	52	104
Other expenses	148	327

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	12,465	25,436
Interest expense including and amortization and write-off of offering costs	7,208	21,917
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	4,755	10,549

Total expenses — before taxes	24,428	57,902

Net Investment Loss — Before Taxes	(13,208)	(37,334)
Current income tax expense	(838)	(2,108)
Deferred income tax benefit	4,781	12,913

Net Investment Loss	(9,265)	(26,529)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	5,698	121,398
Options	91	446
Current income tax benefit	837	8,713
Deferred income tax expense	(2,959)	(53,381)

Net Realized Gains (Losses)	3,667	77,176

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	824,972	31,123
Investments — affiliated	27,633	(14,258)
Options	219	264
Deferred income tax expense	(312,645)	(6,279)

Net Change in Unrealized Gains (Losses)	540,179	10,850

Net Realized and Unrealized Gains (Losses)	543,846	88,026

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$534,581	$61,497

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment loss, net of tax(1)	$(26,529)		$(58,462)
Net realized gains (losses), net of tax	77,176		(45,613)
Net change in unrealized gains (losses), net of tax	10,850		(1,549,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,497		(1,653,102)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(84,510	)(2)	(237,809	)(3)
Distributions — return of capital	(39,149	)(2)	(52,871	)(3)

Dividends and Distributions to Common Stockholders	(123,659)		(290,680)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 665,037 and 811,419 shares of common stock, respectively	10,036	(4)	29,388
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(609)
Issuance of 833,163 and 1,035,258 shares of common stock from reinvestment of dividends and distributions, respectively	11,547		29,783

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	21,583		58,562

Total Decrease in Net Assets Applicable to Common Stockholders	(40,579)		(1,885,220)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,141,602		4,026,822

End of period	$2,101,023		$2,141,602

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $9,412 paid to holders of MRP Shares during the six months ended May 31, 2016 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $23,251 paid to holders of MRP Shares for the fiscal year ended November 30, 2015 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the six months ended May 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. See Note 13 — Common Stock.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$61,497
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	128,164
Distributions in excess of cost basis	2,456
Net realized gains	(121,844)
Net unrealized gains	(17,129)
Purchase of long-term investments	(226,891)
Proceeds from sale of long-term investments	498,756
Purchase of short-term investments, net	(90,384)
Increase in deposits with brokers	(258)
Decrease in receivable for securities sold	4,198
Decrease in interest, dividends and distributions receivable	110
Increase in income tax receivable	(6,670)
Amortization and write-off of deferred debt offering costs	1,554
Amortization and write-off of mandatory redeemable preferred stock offering costs	1,137
Decrease in other assets	27
Increase in payable for securities purchased	8,264
Decrease in investment management fee payable	(4,491)
Increase in accrued directors’ fees and expenses	4
Increase in premiums received on call option contracts written	1,450
Decrease in accrued expenses and other liabilities	(5,131)
Increase in deferred income tax liability	46,747

Net Cash Provided by Operating Activities	281,566

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of shares of common stock	10,036
Redemption of notes	(264,000)
Redemption of mandatory redeemable preferred stock	(60,000)
Costs associated with renewal of credit facility	(1,227)
Cash distributions paid to common stockholders	(112,112)

Net Cash Used in Financing Activities	(427,303)

NET DECREASE IN CASH	(145,737)
CASH — BEGINNING OF PERIOD	147,737

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $11,547 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2016, interest paid related to debt obligations was $25,360 and income tax paid was $65.

The Company received $2,326 of paid-in-kind dividends during the six months ended May 31, 2016. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20		$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.24)		(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	0.74		(14.39)	5.64	8.72

Total income (loss) from operations	0.50		(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(0.75)		(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.35)		(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(1.10)		(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	—		0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	(0.01)		0.01	—	—

Total capital stock transactions	(0.01)		0.04	0.06	0.09

Net asset value, end of period	$18.59		$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$19.08		$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	13.1	%(5)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(6)	4.7	%(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,101,023		$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.6%	2.4%	2.4%
Other expenses	0.2		0.1	0.1	0.1

Subtotal	2.7		2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.0	(8)	2.4	1.8	2.1
Income tax expense(9)	2.1	(5)	—	8.3	14.4

Total expenses	7.8%		5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(2.4	)%(8)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	3.2	%(5)	(51.7)%	13.2%	24.3%
Portfolio turnover rate	6.9	%(5)	17.1%	17.6%	21.2%
Average net assets	$1,897,904		$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	$767,000		$1,031,000	$1,435,000	$1,175,000
Credit facility outstanding, end of period	$—		$—	$—	$69,000
Term loan outstanding, end of period	$—		$—	$51,000	$—
Auction rate preferred stock, end of period	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period	$404,000		$464,000	$524,000	$449,000
Average shares of common stock outstanding	112,568,276		110,809,350	107,305,514	94,658,194
Asset coverage of total debt(10)	426.6%		352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(11)	279.4%		243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$7.20		$11.95	$13.23	$11.70

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(6)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(9)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	$890,000	$775,000	$620,000	$370,000
Credit facility outstanding, end of period	$19,000	$—	$—	$—
Term loan outstanding, end of period	$—	$—	$—	$—
Auction rate preferred stock, end of period	$—	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period	$374,000	$260,000	$160,000	$—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(10)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(11)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(6)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(9)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	$304,000	$505,000	$320,000
Credit facility outstanding, end of period	$—	$97,000	$17,000
Term loan outstanding, end of period	$—	$—	$—
Auction rate preferred stock, end of period	$75,000	$75,000	$75,000
Mandatory redeemable preferred stock, end of period	$—	$—	$—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(10)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(11)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the six months ended May 31, 2016 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of unsecured notes (“Notes”) and MRP Shares have not been annualized.

(9)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2016, the Company held 5.3% of its net assets applicable to common stockholders (2.9% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2016 was $110,512. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

because of adverse market action or delays in connection with the disposition of the underlying securities. During the six months ended May 31, 2016, the Company did not enter into any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2016, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company generally estimates that 90% of the distributions received from its MLPs will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2016, the Company estimated $128,164 of return of capital and $2,456 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
Return of capital portion of dividends and distributions received	83%	85%
Return of capital — attributable to net realized gains (losses)	$2,073	$6,032
Return of capital — attributable to net change in unrealized gains (losses)	58,930	122,132

Total return of capital	$61,003	$128,164

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and six months ended May 31, 2016, the Company received $1,165 and $2,326, respectively, of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the six months ended May 31, 2016 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2011 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Company will adopt these changes in fiscal 2017 when they become effective.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2016, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,662,607	$3,520,150	$31,945	(1)	$110,512
Short-term investments	90,384	90,384	—		—

Total assets at fair value	$3,752,991	$3,610,534	$31,945		$110,512

Liabilities at Fair Value
Call option contracts written	$1,186	$—	$1,186		$—

(1)	The Company’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the six months ended May 31, 2016, there were no transfers between Level 1 and Level 2.

As of May 31, 2016, the Company had Notes outstanding with aggregate principal amount of $767,000 and 16,160,000 shares of MRP Shares outstanding with a total liquidation value of $404,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $404,000 of MRP Shares, Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($767,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2016, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series W, Y through GG and II through OO)	$767,000	$790,200
MRP Shares (Series A, B, C, H and I)	$229,000	$234,900
MRP Shares (Series F and G)	$175,000	$177,490

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2016.

Three Months Ended May 31, 2016	Equity Investments
Balance — February 29, 2016	$41,281
Purchases	76,415
Transfers out to Level 1 and 2	(24,474)
Realized gains (losses)	—
Unrealized gains (losses), net	17,290

Balance — May 31, 2016	$110,512

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2016	Equity Investments
Balance — November 30, 2015	$21,926
Purchases	101,416
Transfers out to Level 1 and 2	(25,001)
Realized gains (losses)	—
Unrealized gains (losses), net	12,171

Balance — May 31, 2016	$110,512

The purchases of $76,415 and $101,416 for the three and six months ended May 31, 2016 relate to the Company’s investments in Sunoco LP common units (December 2015), Western Gas Partners, LP convertible preferred units (April 2016) and MPLX LP convertible preferred units (May 2016). The $24,474 and $25,001 transfers out to Level 1 for the three and six months ended May 31, 2016, respectively, relate to the Company’s investment in Sunoco LP that became marketable during the second quarter of 2016. The Company utilizes the beginning of the reporting period method for determining transfer between levels.

The $17,290 and $12,171 of net unrealized gains for the three and six months ended May 31, 2016 relate to investments that are still held at May 31, 2016, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), MPLX LP (“MPLX”) and Western Gas Partners, LP (“WES”) that were issued in private placements. The convertible preferred units are convertible on a one-for-one basis into common units and are senior to the underlying common units of CPLP, MPLX and WES in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for companies in a similar line of business for CPLP and the credit spread of the MLP’s unsecured notes in the case of MPLX and WES, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using the pricing model. For MPLX and WES, the Company applies a discount to the value derived from the convertible pricing model to account for the expected period of illiquidity. In each case, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2016:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	89,851	- Convertible pricing model	- Credit spread	5.0%	6.0%	5.7%
public companies (MPLX and WES) – valued based on pricing model			- Volatility - Illiquidity discount	35.0% 1.4%	40.0% 1.9%	37.5% 1.9%
Equity securities of	20,576	- Convertible pricing model	- Credit spread	8.8%	9.3%	9.0%
public companies (CPLP) – valued based on pricing model			- Volatility - Discount for marketability	45.0% 10.0%	50.0% 10.0%	47.5% 10.0%

Equity securities of	85	- Discounted cash flow	- Equity rate of return	35%	35%	35%
private trust

Total	$110,512

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2016, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	95.0%
Midstream Energy Companies	99.7%
Largest single issuer	14.9%
Restricted securities	3.9%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. On March 9, 2016, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2016, the Company paid management fees at an annual rate of 1.375% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Clearwater Trust — At May 31, 2016, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP, PAA and interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., the Company does not believe it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the six months ended May 31, 2016, the Company paid $65 of state income taxes. As of May 31, 2016, the components of the Company’s tax assets and liabilities are as follows.

Income tax receivable	$19,530
Deferred tax assets:
Net operating loss carryforwards — Federal	$78,667
Net operating loss carryforwards — State	6,774
AMT credit carryforwards	2,862
Deferred tax liabilities:
Net unrealized gains on investment securities	(563,113)

Total deferred income tax liability, net	$(474,810)

During the six months ended May 31, 2016, the Company generated a federal taxable loss of $64,435. In addition, the Company generated a federal capital loss of approximately $128,353 which can be carried back to the three preceding tax years. It is anticipated that this federal capital loss and federal taxable loss will be carried back to offset prior taxable income and capital gains (and also reduce alternative minimum taxable income) which would result in a federal refund of approximately $19,298. Similarly, it is anticipated that state

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

tax refunds will be claimed as applicable. At May 31, 2016, the Company had a state income tax receivable of $232. It is anticipated the carryback claims will be filed upon the filing of the November 30, 2015 and 2016 federal and state tax returns in August 2016 and 2017, respectively.

At May 31, 2016, the Company had a federal net operating loss carryforward of $230,563 (deferred tax asset of $78,667). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward begins to expire in 2027. In addition, the Company has state net operating loss carryforwards of $265,232 (deferred tax asset of $6,774). The majority of the state net operating loss carryforwards expires during 2035.

At May 31, 2016, the Company had alternative minimum tax (“AMT”) credit carryforwards of $2,862. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2016	For the Six Months Ended May 31, 2016
Computed federal income tax expense at 35%	$(295,891)	$(35,573)
State income tax expense, net of federal tax	(14,075)	(1,818)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(858)	(2,751)

Total income tax expense	$(310,824)	$(40,142)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2016, the Company reduced its tax cost basis by $250,606 due to its fiscal 2015 net allocated losses from its MLP investments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On July 13, 2015, the Company filed a request with the IRS to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

On January 5, 2016, the Company received notification that the IRS approved the tax accounting method change effective for the fiscal year beginning December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may result in a reclassification of approximately $47,752 of the Company’s deferred tax liability to a current tax liability. Pursuant to IRS regulations, the Company will recognize the effect of the tax accounting method change over four years beginning in fiscal 2015, which results in previously unrealized gains being recognized in taxable income (potential current tax liability of approximately $11,938 each year). The change in tax accounting method may not result in a current tax liability if the Company has a taxable loss in each of the four years or has sufficient net operating loss carryforwards to offset the income attributable to the change in tax accounting method. During the six months ended May 31, 2016, the Company generated a taxable loss, and as such, was not subject to a current year tax liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

At May 31, 2016, the cost basis of investments for federal income tax purposes was $2,282,064 and the premiums received on outstanding option contracts written were $1,450. The cost basis for federal income tax purposes is $735,448 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,577,378
Gross unrealized depreciation of investments (including options)	(106,187)

Net unrealized appreciation of investments	$1,471,191

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At May 31, 2016, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.	(2)	(3)	3,402	$9,851	$31,945	$9.39	1.5%	0.8%

Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$18,915	$20,576	$6.79	1.0%	0.5%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,731	85	N/A	—	—
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,201	82,795	36.71	4.0	2.2
Western Gas Partners, LP
Convertible Preferred Units	4/15/16	(5)	134	4,214	7,056	52.51	0.3	0.2

Total				$98,061	$110,512		5.3%	2.9%

Total of all restricted securities				$107,912	$142,457		6.8%	3.7%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2016 were as follows:

Three Months Ended May 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at February 29, 2016	3,000	$251
Options written	16,110	1,541
Options subsequently repurchased	—	—
Options exercised	(3,000)	(251)
Options expired	(1,500)	(91)

Options outstanding at May 31, 2016	14,610	$1,450

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2016	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	—	$—
Options written	23,090	2,196
Options subsequently repurchased(1)	(3,980)	(404)
Options exercised	(3,000)	(251)
Options expired	(1,500)	(91)

Options outstanding at May 31, 2016(2)	14,610	$1,450

(1)	The price at which the Company subsequently repurchased the options was $49 which resulted in net realized gains of $355.

(2)	The percentage of long-term investments subject to call options written was 1.6% at May 31, 2016.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2016, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2016
Call options written	Call option contracts written	$(1,186)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$91	$219

		For the Six Months Ended May 31, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$446	$264

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

9.    Investment Transactions

For the six months ended May 31, 2016, the Company purchased and sold securities in the amounts of $226,891 and $498,756 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At May 31, 2016, the Company had a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a two-year term maturing on February 28, 2018. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2016, the Company did not have any borrowings outstanding under the Credit Facility. Under the terms of the Credit Facility, the Company is unable to borrow unless its net assets exceed a minimum net asset value threshold ($797,460 as of May 31, 2016). As of May 31, 2016, the Company was able to borrow under the Credit Facility because its net asset value was above the minimum net asset threshold.

At May 31, 2016, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. Under the terms of the Term Loan the Company is unable to borrow unless its net assets exceed a minimum net asset threshold ($1,883,553 as of May 31, 2016). As of May 31, 2016, the Company had no outstanding borrowings under the Term Loan and was able to borrow under the Term Loan because its net asset value was above the minimum net asset threshold.

As of May 31, 2016, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.    Notes

At May 31, 2016, the Company had $767,000 aggregate principal amount of Notes outstanding. During the first quarter, the Company redeemed $264,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/14/15	R	$22,000	102.0%
12/14/15	S	52,800	102.0
12/14/15	T	35,200	102.0
12/14/15	V	70,000	100.7
1/20/16	W	10,000	106.7
1/28/16	R	3,000	102.0
1/28/16	S	7,200	102.0
1/28/16	T	4,800	102.0
1/28/16	W	21,000	102.0
2/18/16	W	38,000	102.0

		$264,000

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of Notes outstanding at May 31, 2016.

Series	Principal Outstanding, November 30, 2015	Principal Redeemed	Principal Outstanding, May 31, 2016	Estimated Fair Value May 31, 2016	Fixed Interest Rate	Maturity Date
R	$25,000	$(25,000)	$—	$—	3.73%	11/9/17
S	60,000	(60,000)	—	—	4.40%	11/9/20
T	40,000	(40,000)	—	—	4.50%	11/9/22
V	70,000	(70,000)	—	—	3.71%	5/26/16
W	100,000	(69,000)	31,000	32,700	4.38%	5/26/18
Y	20,000	—	20,000	20,400	2.91%	5/3/17
Z	15,000	—	15,000	15,500	3.39%	5/3/19
AA	15,000	—	15,000	15,700	3.56%	5/3/20
BB	35,000	—	35,000	36,800	3.77%	5/3/21
CC	76,000	—	76,000	80,600	3.95%	5/3/22
DD	75,000	—	75,000	76,100	2.74%	4/16/19
EE	50,000	—	50,000	51,200	3.20%	4/16/21
FF	65,000	—	65,000	66,800	3.57%	4/16/23
GG	45,000	—	45,000	46,000	3.67%	4/16/25
II	30,000	—	30,000	30,600	2.88%	7/30/19
JJ	30,000	—	30,000	31,100	3.46%	7/30/21
KK	80,000	—	80,000	84,100	3.93%	7/30/24
LL	50,000	—	50,000	50,600	2.89%	10/29/20
MM	40,000	—	40,000	40,500	3.26%	10/29/22
NN	20,000	—	20,000	20,200	3.37%	10/29/23
OO	90,000	—	90,000	91,300	3.46%	10/29/24

	$1,031,000	$(264,000)	$767,000	$790,200

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of May 31, 2016, the weighted average interest rate on the outstanding Notes was 3.46%.

As of May 31, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2016, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At May 31, 2016, the Company had 16,160,000 shares of MRP Shares outstanding, with a total liquidation value of $404,000 ($25.00 per share). On December 16, 2015 and on January 12, 2016, the Company redeemed a total of 2,400,000 shares of its Series E MRP Shares at a redemption price equal to the liquidation value plus accumulated unpaid dividends. The table below sets forth the key terms of each series of the MRP Shares at May 31, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value May 31, 2016	Estimated Fair Value May 31, 2016	Rate	Mandatory Redemption Date
A	$104,000	$—	$104,000	$106,400	5.57%	5/7/17
B	8,000	—	8,000	8,200	4.53%	11/9/17
C	42,000	—	42,000	44,700	5.20%	11/9/20
E	60,000	(60,000)	—	—	4.25%	4/1/19
F(1)	125,000	—	125,000	126,350	3.50%	4/15/20
G(2)	50,000	—	50,000	51,140	4.60%	10/1/21
H	50,000	—	50,000	50,800	4.06%	7/30/21
I	25,000	—	25,000	24,800	3.86%	10/29/22

	$464,000	$(60,000)	$404,000	$412,390

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.27 as of May 31, 2016.
(2)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.57 as of May 31, 2016.

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

On December 16, 2015, FitchRatings downgraded the rating on the Company’s MRP Shares to “A” from “AA”. The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series F and G
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2016, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At May 31, 2016, the Company had 183,840,000 shares of common stock authorized and 113,023,212 shares outstanding. On December 17, 2015, KAFA agreed to purchase $10,036 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($15.09 per share) which represents a 9.2% premium to the closing market price. The 665,037 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of May 31, 2016, KACALP owned 285,929 shares of the Company. Transactions in common shares for the six months ended May 31, 2016 were as follows:

Shares outstanding at November 30, 2015	111,525,012
Shares issued in connection with purchase by investment advisor	665,037
Shares issued through reinvestment of distributions	833,163

Shares outstanding at May 31, 2016	113,023,212

14.    Subsequent Events

On June 23, 2016, the Company declared its quarterly distribution of $0.55 per common share for the second quarter. The total distribution of $62,163 was paid July 15, 2016. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,279 was reinvested into the Company through the issuance of 340,318 shares of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

BASE PROSPECTUS

$ 300,000,000

Common Stock

Preferred Stock

Debt Securities

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us,” or “our”) is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Our equity securities include securities of all market capitalizations. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock ($0.001 par value per share), shares of our preferred stock ($0.001 par value per share), or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, with KAFA, “Kayne Anderson”), a leading investor in MLPs. As of March 31, 2016, Kayne Anderson and its affiliates managed approximately $19 billion, including approximately $8 billion in MLPs and other Midstream Energy Companies.

(continued on the following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 22 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 19, 2016.

(continued from the previous page)

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on April 30, 2016 was $17.89 per share, and the last sale price per share of our common stock on the NYSE as of that date was $18.12. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our common stock, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Our debt securities are unsecured obligations and, upon our liquidation, dissolution or winding up, rank (i) senior to all of our outstanding common stock and any preferred stock; (ii) on a parity with our obligations to any unsecured creditors and any unsecured securities representing our indebtedness, including our outstanding notes and any notes that we may issue under this registration statement; and (iii) junior to our obligations to any secured creditors.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, our common stock, preferred stock or debt securities, separately or in concurrent offerings, in amounts, at prices and on terms set forth in prospectus supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated July 19, 2016 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our SAI, the table of contents of which is on page 99 of this prospectus and our annual, semi-annual and quarterly reports to stockholders (when available), and request other information about the Company by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in, or accessed through our website does not form part of this prospectus.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) and are required to file reports (including our annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

None of our common stock, preferred stock or debt securities represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and they are not federally insured by the Federal Deposit Insurance Corporation, the Federal Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms the “Company,” “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P., collectively; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal; “MLPs” or “master limited partnerships” refers to (i) energy-related partnerships, (ii) energy-related limited liability companies treated as partnerships and (iii) affiliates of those energy-related partnerships, substantially all of whose assets consist of interests in publicly traded partnerships; “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets; and “Energy Companies” means companies that own and operate assets that are used in or provide services to the energy sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our outstanding shares of common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of April 30, 2016, we had approximately 113.0 million shares of common stock outstanding, net assets applicable to our common stock of approximately $2.0 billion and total assets of approximately $3.6 billion.

Investment Objective

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies.

Investment Policies

We have adopted the following non-fundamental investment policies:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our Board of Directors may change these investment policies without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.

Our Portfolio Investments

As of April 30, 2016, we held $3.5 billion in equity investments and no debt investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Sector	Amount ($ millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$526.1	15.1%
2.	Energy Transfer Partners, L.P.	Midstream MLP	368.2	10.6
3.	Williams Partners L.P.(1)	Midstream MLP	321.1	9.2
4.	ONEOK Partners, L.P.	Midstream MLP	238.5	6.9
5.	DCP Midstream Partners, LP	Midstream MLP	209.5	6.0
6.	Plains All American Pipeline, L.P.	Midstream MLP	192.1	5.5
7.	Western Gas Partners, LP(2)	Midstream MLP	188.9	5.4
8.	Buckeye Partners, L.P.	Midstream MLP	179.9	5.2
9.	Magellan Midstream Partners, L.P.	Midstream MLP	166.0	4.8
10.	MPLX LP	Midstream MLP	149.0	4.3

(1)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). As of April 30, 2016, we owned $18.8 million of ETE and no shares of WMB.

(2)	Includes $182.0 million of common units and $6.9 million of preferred units.

Our Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of March 31, 2016, Kayne Anderson and its affiliates managed approximately $19 billion, including approximately $8 billion in MLPs and other Midstream Energy Companies. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998.

The Offering

We may offer, from time to time, up to $300,000,000 of our securities at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage

We plan to utilize financial leverage with respect to our common stock through the issuance of preferred stock and debt securities, our revolving credit facility, term loan and other borrowings (such as prime brokerage or margin loans). The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, our revolving credit facility and other borrowings are collectively referred to as “Borrowings.”

We generally will seek to enhance our total returns through the use of financial leverage. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 52.5% of our net asset value as of April 30, 2016). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of April 30, 2016, our Leverage Instruments represented approximately 32.1% of our total assets. At April 30, 2016, our asset coverage ratios under the 1940 Act, were 416% and 273% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide a 30% cushion relative to our financial covenants (i.e., market values could decline by 30% before our asset coverage ratios would be equal to our financial covenants). Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because KAFA’s management fee is based upon a percentage of our average total assets, KAFA’s fee is higher since we employ leverage. Therefore, KAFA has a financial incentive to use leverage, which may create a conflict of interest between KAFA and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “—Additional Risks Related to Our Preferred Stock—Senior Leverage Risk to Preferred Stockholders.”

Derivatives and Other Strategies

We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain MLPs.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values. See “Investment Objective and Policies.”

Distributions

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits (on net investment loss), if any, less current or anticipated operating expenses, income tax expense (on net investment income), if any, and our leverage costs (including dividends on preferred stock issued by us and excluding non-cash amortization of costs to issue leverage). On April 15, 2016 we paid a quarterly distribution of $0.55 per share to our common stockholders. The tax character of the April 15, 2016 quarterly distribution is estimated to be 100% return of capital and 0% qualifying dividend. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, the terms of our preferred stock and the asset coverage requirements of the 1940 Act. The Fund expects that a portion of its distributions may constitute a return of capital (“ROC”) distribution, which represents a return of a stockholder’s original investment in the Fund. See “Tax Matters—Federal Income Taxation of Holders of Our Common Stock.”

We pay dividends on the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series F MRP Shares, Series G MRP Shares, Series H MRP Shares and Series I MRP Shares (collectively, the “MRP Shares”) in accordance with the terms thereof. The holders of the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares shall be entitled to receive quarterly cumulative cash dividends, and the holders of the Series F MRP Shares and Series G MRP Shares shall be entitled to receive monthly cumulative cash dividends, when, as and if authorized by the Board of Directors. See “Description of Securities—Preferred Stock.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

Stockholder Tax Features

Excluding the impact of any realized gains or realized losses, we expect that a portion of our distributions to our common stockholders may constitute a non-taxable return of capital distribution. If we make distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law. If such distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, a holder of our common stock generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common stockholder and the common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters.”

Risk Considerations

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our securities, you should consider carefully the risks set forth in “Risk Factors” beginning on page 22. We are designed primarily as a long-term investment vehicle, and none of our common stock, preferred stock or debt securities is an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

As set forth in “Risk Factors” beginning on page 22, our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices (such as those experienced from mid-2014 to present), adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. The operations and financial performance of MLPs and other Energy Companies in which we invest may be directly affected by energy commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). For example, a substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Large declines in commodity prices (such as those experienced from mid-2014 to present) can result in material declines in cash flow from operations for these companies.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including the risk the master limited partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return, negatively affect the net asset value of our common stock and negatively impact asset coverage ratios for our senior securities) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. See “Risk Factors—Tax Risks” for more information on these risks.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our common stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if we declare a cash distribution to our common stockholders, then such distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically elects to receive cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their distribution in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the distributions we make, which are in turn affected by expenses, the stability of our distributions, liquidity and market supply and demand. If we were to issue our common stock at a price less than our net asset value (such offering would require the approval or our stockholders), our net asset value would be reduced immediately following such offering. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	our existing investments and our expected investments;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our use of financial leverage and expected financings;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of April 30, 2016, we had (a) approximately 113 million shares of common stock outstanding, (b) $404 million of MRP Shares outstanding, and (c) $767 million in Notes outstanding. As of April 30, 2016, we had net assets applicable to our common stock of approximately $2.0 billion and total assets of approximately $3.6 billion.

The following table sets forth information about our outstanding securities as of April 30, 2016 (the information in the table is unaudited; and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Liquidation Preference/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	183,840	0	113,023
Series A Mandatory Redeemable Preferred Shares(1)	$104,000	$0	$104,000
Series B Mandatory Redeemable Preferred Shares(1)	8,000	0	8,000
Series C Mandatory Redeemable Preferred Shares(1)	42,000	0	42,000
Series F Mandatory Redeemable Preferred Shares(1)	125,000	0	125,000
Series G Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Series H Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Series I Mandatory Redeemable Preferred Shares(1)	25,000	0	25,000
Notes, Series W	31,000	0	31,000
Notes, Series Y	20,000	0	20,000
Notes, Series Z	15,000	0	15,000
Notes, Series AA	15,000	0	15,000
Notes, Series BB	35,000	0	35,000
Notes, Series CC	76,000	0	76,000
Notes, Series DD	75,000	0	75,000
Notes, Series EE	50,000	0	50,000
Notes, Series FF	65,000	0	65,000
Notes, Series GG	45,000	0	45,000
Notes, Series II	30,000	0	30,000
Notes, Series JJ	30,000	0	30,000
Notes, Series KK	80,000	0	80,000
Notes, Series LL	50,000	0	50,000
Notes, Series MM	40,000	0	40,000
Notes, Series NN	20,000	0	20,000
Notes, Series OO	90,000	0	90,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 29.8% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2015, and shows our expenses as a percentage of net assets attributable to our common stock.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price) (1)	—%
Offering Expenses Borne (as a percentage of offering price) (2)
Dividend Reinvestment Plan Fees (3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock (5)

Annual Expenses:
Management Fees (6)	2.64%
Interest Payments (including issuance costs) on Borrowed Funds (7)	1.66
Dividend Payments (including issuance costs) on Preferred Stock	0.79
Other Expenses (exclusive of current and deferred income tax expense) (8)	0.09

Annual Expenses (exclusive of current and deferred income tax expense)	5.18
Current Income Tax Expense (9)	—
Deferred Income Tax Expense (9)	—

Total Annual Expenses (including current and deferred income tax expenses)	5.18%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if they direct American Stock Transfer & Trust Company, as their agent (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended November 30, 2015 and (ii) our average net assets for the fiscal year ended November 30, 2015.

(6)

Pursuant to the terms of the investment management agreement between the Company and KAFA, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets, if any). KAFA has agreed, for a period of one year ending on March 31, 2017, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion. Management fees in the table above do not reflect this fee waiver (management fee would be 2.57% if the fee waiver was included). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management—Investment Management Agreement.”

(7)	Includes prepayment penalties of $5.0 million related to the redemption of Series HH Notes.

(8)	Other expenses are estimated amounts for the current fiscal year based on expenses as reported on our Statement of Operations for the fiscal year ended November 30, 2015.

(9)	For the fiscal year ended November 30, 2015, we recorded an income tax benefit of $980.6 million, primarily related to unrealized losses on investments. An income tax expense of 0% has been assumed because we reported an income tax benefit during the fiscal year.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are 5.18% of net asset value in year 1. The following example assumes that all distributions are reinvested at net asset value, an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$71	$218	$372	$789

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses (exclusive of current and deferred income tax expense)” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. IN THE EVENT THAT A SALES LOAD APPLIES, AN EXAMPLE SIMILAR TO THIS WILL BE RESTATED IN A CORRESPONDING PROSPECTUS SUPPLEMENT TO SHOW THE EFFECT OF THE SALES LOAD.

FINANCIAL HIGHLIGHTS

The Financial Highlights set forth below are derived from our financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2015 (the “2015 Audited Financial Statements”) which are incorporated by reference into our SAI. Copies of our SAI are available from us without charge upon request.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71	$34.30	$28.51
Net investment income (loss)(2)	(0.53)	(0.76)	(0.73)
Net realized and unrealized gain (loss)	(14.39)	5.64	8.72

Total income (loss) from operations	(14.92)	4.88	7.99

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(2.15)	(2.28)	(1.54)
Common distributions — return of capital(3)	(0.48)	(0.25)	(0.75)

Total dividends and distributions — common	(2.63)	(2.53)	(2.29)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.03	0.06	0.09
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.04	0.06	0.09

Net asset value, end of period	$19.20	$36.71	$34.30

Market value per share of common stock, end of period	$18.23	$38.14	$37.23

Total investment return based on common stock market value(4)	(47.7)%	9.9%	28.2%
Total investment return based on net asset value(5)	(42.8)%	14.8%	29.0%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,141,602	$4,026,822	$3,443,916
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%	2.4%	2.4%
Other expenses	0.1	0.1	0.1

Subtotal	2.7	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	1.8	2.1
Income tax expense(7)	—	8.3	14.4

Total expenses	5.1%	12.6%	19.0%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.7)%	13.2%	24.3%
Portfolio turnover rate	17.1%	17.6%	21.2%
Average net assets	$3,195,445	$3,967,458	$3,027,563
Notes outstanding, end of period	1,031,000	1,435,000	1,175,000
Credit facility outstanding, end of period	—	—	69,000
Term loan outstanding, end of period	—	51,000	—
Auction rate preferred stock, end of period	—	—	—
Mandatory redeemable preferred stock, end of period	464,000	524,000	449,000
Average shares of common stock outstanding	110,809,350	107,305,514	94,658,194
Asset coverage of total debt(8)	352.7%	406.2%	412.9%
Asset coverage of total leverage (debt and preferred stock)(9)	243.3%	300.3%	303.4%
Average amount of borrowings per share of common stock during the period(1)	$11.95	$13.23	$11.70

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$27.01	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.71)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	4.27	2.91	8.72	7.50

Total income (loss) from operations	3.56	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	(0.01)

Common dividends(3)	(1.54)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.55)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(2.09)	(1.98)	(1.92)	(1.94)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.02	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.01	0.02	0.05

Total capital stock transactions	0.03	0.10	0.18	0.17

Net asset value, end of period	$28.51	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$31.13	$28.03	$28.49	$24.43

Total investment return based on common stock market value(4)	19.3%	5.6%	26.0%	103.0%
Total investment return based on net asset value(5)	13.4%	8.7%	43.2%	51.7%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,520,821	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.2	0.4

Subtotal	2.6	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	1.9	2.5
Income tax expense(7)	7.2	4.8	20.5	25.4

Total expenses	12.2%	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	11.6%	7.7%	34.6%	43.2%
Portfolio turnover rate	20.4%	22.3%	18.7%	28.9%
Average net assets	$2,346,249	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period	890,000	775,000	620,000	370,000
Credit facility outstanding, end of period	19,000	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	—	75,000
Mandatory redeemable preferred stock, end of period	374,000	260,000	160,000	—
Average shares of common stock outstanding	82,809,687	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(8)	418.5%	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(9)	296.5%	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.80	$10.09	$7.70	$6.79

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008	2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$30.08	$28.99	$25.07
Net investment income (loss)(2)	(0.73)	(0.73)	(0.62)
Net realized and unrealized gain (loss)	(12.56)	3.58	6.39

Total income (loss) from operations	(13.29)	2.85	5.77

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.10)

Common dividends(3)	—	(0.09)	—
Common distributions — return of capital(3)	(1.99)	(1.84)	(1.75)

Total dividends and distributions — common	(1.99)	(1.93)	(1.75)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	—	0.26	—
Effect of shares issued in reinvestment of distributions	0.04	0.01	—

Total capital stock transactions	0.04	0.27	—

Net asset value, end of period	$14.74	$30.08	$28.99

Market value per share of common stock, end of period	$13.37	$28.27	$31.39

Total investment return based on common stock market value(4)	(48.8)%	(4.4)%	37.9%
Total investment return based on net asset value(5)	(46.9)%	10.2%	23.6%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$651,156	$1,300,030	$1,103,392
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.2%	2.3%	3.2%
Other expenses	0.3	0.2	0.2

Subtotal	2.5	2.5	3.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.4	2.3	1.7
Income tax expense(7)	—	3.5	13.8

Total expenses	5.9%	8.3%	18.9%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%	(2.3)%	(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.2)%	7.3%	21.7%
Portfolio turnover rate	6.7%	10.6%	10.0%
Average net assets	$1,143,192	$1,302,425	$986,908
Notes outstanding, end of period	304,000	505,000	320,000
Credit facility outstanding, end of period	—	97,000	17,000
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	43,671,666	41,134,949	37,638,314
Asset coverage of total debt(8)	338.9%	328.4%	449.7%
Asset coverage of total leverage (debt and preferred stock)(9)	271.8%	292.0%	367.8%
Average amount of borrowings per share of common stock during the period(1)	$11.52	$12.14	$8.53

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the year.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

SENIOR SECURITIES

Information about our outstanding senior securities (including Series D Auction Rate Preferred Shares (“ARP Shares”), MRP Shares, Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 for the previous ten years. The information has been derived from our 2015 Audited Financial Statements which are incorporated by reference into our SAI.

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2015
	Senior Notes
	Series R	$25,000	3,527	$25,000	$	N/A
	Series S	60,000	3,527	60,000		N/A
	Series T	40,000	3,527	40,000		N/A
	Series V	70,000	3,527	70,000		N/A
	Series W	100,000	3,527	100,000		N/A
	Series Y	20,000	3,527	20,000		N/A
	Series Z	15,000	3,527	15,000		N/A
	Series AA	15,000	3,527	15,000		N/A
	Series BB	35,000	3,527	35,000		N/A
	Series CC	76,000	3,527	76,000		N/A
	Series DD	75,000	3,527	75,000		N/A
	Series EE	50,000	3,527	50,000		N/A
	Series FF	65,000	3,527	65,000		N/A
	Series GG	45,000	3,527	45,000		N/A
	Series II	30,000	3,527	30,000		N/A
	Series JJ	30,000	3,527	30,000		N/A
	Series KK	80,000	3,527	80,000		N/A
	Series LL	50,000	3,527	50,000		N/A
	Series MM	40,000	3,527	40,000		N/A
	Series NN	20,000	3,527	20,000		N/A
	Series OO	90,000	3,527	90,000		N/A
	Revolving Credit Facility	—	—	—		—
	Term Loan	—	—	—		—
	MRP Shares
	Series A	104,000	2,433	104,000		N/A
	Series B	8,000	2,433	8,000		N/A
	Series C	42,000	2,433	42,000		N/A
	Series E	60,000	2,433	60,000		60,648
	Series F	125,000	2,433	125,000		126,100
	Series G	50,000	2,433	50,000		51,400
	Series H	50,000	2,433	50,000		N/A
	Series I	25,000	2,433	25,000		N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2014
	Notes	$1,435,000	4,062	$1,435,000	$	N/A
	Revolving Credit Facility	—	—	—		—
	Term Loan	51,000	4,062	51,000		N/A
	MRP Shares
	Series A-C	154,000	3,003	154,000		N/A
	Series E	120,000	3,003	120,000		121,536
	Series F	125,000	3,003	125,000		122,800
	Series G	50,000	3,003	50,000		50,680
	Series H and I	75,000	3,003	75,000		N/A
2013
	Notes	1,175,000	4,129	1,175,000		N/A
	Revolving Credit Facility	69,000	4,129	69,000		N/A
	MRP Shares
	Series A-C	154,000	3,034	154,000		N/A
	Series E	120,000	3,034	120,000		121,032
	Series F	125,000	3,034	125,000		121,461
	Series G	50,000	3,034	50,000		49,718
2012
	Notes	890,000	4,185	890,000		N/A
	Revolving Credit Facility	19,000	4,185	19,000		N/A
	MRP Shares
	Series A-C	154,000	2,965	154,000		N/A
	Series D	100,000	2,965	100,000		101,645
	Series E	120,000	2,965	120,000		121,971
2011
	Notes	775,000	3,954	775,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	MRP Shares
	Series A-C	160,000	2,961	160,000		N/A
	Series D	100,000	2,961	100,000		101,419
2010
	Notes	620,000	4,203	620,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	MRP Shares
	Series A-C	160,000	3,341	160,000		N/A
2009
	Notes	370,000	4,009	370,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	ARP Shares	75,000	3,333	75,000		N/A
2008
	Notes	304,000	3,389	304,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	ARP Shares	75,000	2,718	75,000		N/A
2007
	Notes	505,000	3,284	505,000		N/A
	Revolving Credit Facility	97,000	3,284	97,000		N/A
	ARP Shares	75,000	2,920	75,000		N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2006
	Notes	$320,000	4,497	$320,000	$	N/A
	Revolving Credit Facility	17,000	4,497	17,000		N/A
	ARP Shares	75,000	3,678	75,000		N/A
2005
	Notes	260,000	4,873	260,000		N/A
	ARP Shares	75,000	3,782	75,000		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable for senior securities not registered for public trading.

(4)	For MRP Shares that are publicly traded, the market value is based on the average daily closing price.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is determined on a daily basis. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
	Quarterly Closing Sales Price
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock (1)	Premium/ (Discount) of Sales Price to Net Asset Value (2)
Fiscal Year 2015
Fourth Quarter	$28.93	$18.02	$18.23	$19.21	(5.1)%
Third Quarter	34.25	25.05	29.06	24.96	16.4
Second Quarter	36.16	33.32	34.24	32.19	6.4
First Quarter	38.91	32.60	36.61	33.09	10.6
Fiscal Year 2014
Fourth Quarter	$41.16	$36.07	$38.14	$36.71	3.9%
Third Quarter	41.02	37.16	41.02	41.27	(0.6)
Second Quarter	37.29	35.88	37.29	37.06	0.6
First Quarter	39.85	36.04	36.55	34.69	5.4
Fiscal Year 2013
Fourth Quarter	$37.50	$34.42	$37.23	$34.30	8.5%
Third Quarter	39.68	34.42	35.57	33.01	7.8
Second Quarter	39.07	33.11	37.21	32.91	13.1
First Quarter	35.72	28.86	35.38	30.92	14.4

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On April 30, 2016, the last reported sales price of our common stock on the NYSE was $18.12, which represented a premium of approximately 1.3% to the NAV per share reported by us on that date.

As of April 30, 2016, we had approximately 113.0 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $2.0 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

As of April 30, 2016, we had no borrowings under our credit facility or term loan. Our revolving credit facility has a term of two years and matures on February 28, 2018. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to LIBOR plus 1.60% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.60% and LIBOR plus 2.25% depending on asset coverage ratios. We pay a fee equal to a rate of 0.30% per annum on any unused amounts of the credit facility. Our term loan has a term of five years and matures on February 18, 2019. Amounts repaid under our term loan will remain available for future borrowings. Borrowings under the term loan bear interest at a rate of LIBOR plus 1.30%. We pay a fee of 0.25% per annum on any unused amounts of the term loan.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner, including those arising from incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. There are also certain tax risks associated with an investment in MLP units.

Energy Sector Risk

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices (such as the decline in commodity prices experienced over the last two years), adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole — in particular, during a downturn like what has been experienced over the last two years in the energy sector . In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities. In addition, MLPs and other Energy Companies could be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a substantial reduction in the growth rate of distributions paid by MLPs and other Energy companies to their equity holders or a reduction in distributions paid to equity holders. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, access to capital for Energy Companies engaged in exploration and production, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of OPEC, and increased competition from alternative energy sources. A decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by OPEC (such as the policy to maintain its market share undertaken by Saudi Arabia over the last 18 months), energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Energy Companies which are solely involved in the transportation, processing, storage, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 65% from July 2014 to January 2016. Prices have since increased but remain well below July 2014 levels. These severe price declines have negatively impacted the drilling capital expenditure budgets of Energy Companies engaged in exploration and production over the last two years. This reduction in activity levels has resulted in a decline in domestic crude oil production, which impacts the operating results and financial performance of MLPs and other Midstream Energy Companies focused on gathering, transporting, marketing and terminalling crude oil. Domestic production of crude oil is expected to continue to decline until prices recover. Domestic production of natural gas and natural gas liquids is expected to decline in certain areas in light of lower commodity prices and grow at rates lower than originally expected in many other areas. This has a negative impact on the operating results and financial performance for many MLPs and other Midstream Energy Companies. Volatility of commodity prices may also make it more difficult for MLPs and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ ability to maintain or grow cash distributions to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Energy Companies.

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. As a result, state or local governments and agencies may have the ability to significantly delay or stop activities such as hydraulic fracturing, disposal of wastewater or the construction of pipeline infrastructure by enacting laws or regulations or making it difficult or impossible to obtain permits. Violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies by, for example, significantly increasing the construction costs of new growth projects or delaying such projects (possibly indefinitely) .

Changes to laws and increased regulations or enforcement policies as a result of offshore oil spills, onshore oil pipeline spills or spills attributable to railroad accidents may also adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing, the disposal of wastewater associated with hydraulic fracturing and production or the emission of greenhouse gases may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production of such commodities and adversely impact the financial performance of MLPs and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibiting the action. Increased regulatory scrutiny of disposal of wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities. For example, research exists linking the disposal of wastewater to increased earthquake activity in oil and natural gas producing regions, and legislation and regulations have been proposed in states like Oklahoma and Colorado to limit or prohibit further underground wastewater disposal. While we are not able to predict the likelihood of additional laws or regulations or their impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. Over the last five years, MLPs and other Midstream Energy Companies have spent significant amounts of capital building midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and other Midstream Energy Companies.

In response to scientific studies suggesting that emissions of certain gases, commonly referred to as greenhouse gases, including gases associated with oil and gas production such as carbon dioxide, methane and nitrous oxide among others, may be contributing to a warming of the earth’s atmosphere and other adverse environmental effects, various governmental authorities have considered or taken actions to reduce emissions of greenhouse gases. For example, the EPA has taken action to regulate greenhouse gas emissions. In addition, certain states (individually or in regional cooperation), have taken or proposed measures to reduce emissions of greenhouse gases. Also, the U.S. Congress has proposed legislative measures for imposing restrictions or requiring emissions fees for greenhouse gases. The adoption and implementation of any federal, state or local regulations imposing reporting obligations on, or limiting emissions of greenhouse gases from, MLPs and other Energy Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of or demand for crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, any such legislation or regulation could have a material adverse impact on the financial performance of MLPs and other Energy Companies.

There is an inherent risk that MLPs and other Energy Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and other Energy Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and other Energy Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and other Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves or production levels. If an Energy Company, as a result of a material decline in commodity prices, has less operating cash flow to reinvest to develop or acquire reserves, it may not be able to add or maintain its reserves or production levels. As a result of the downturn over the last two years in energy-related commodity prices, many Energy Companies have significantly reduced capital expenditures to develop their reserve bases. This has resulted in declines in domestic production levels and such declines are expected to continue until commodity prices recover. Many Energy Companies have been forced to monetize reserves to manage the balance sheets and maintain adequate liquidity levels. Some Energy Companies have been forced to file for bankruptcy in an effort to restructure their balance sheets. These actions have had a negative impact on the operating results and financial performance for MLPs and other Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Catastrophic Event Risk.    MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the 2010 Macondo oil spill or recent oil spills by various onshore pipelines) and terrorist acts. The U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to unitholders or shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk, such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Acquisition Risk.    The abilities of MLPs and other Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited (or in certain circumstances, their ability to maintain distributions). Furthermore, even if MLPs and other Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Contract Rejection/Renegotiation Risk    MLPs and other Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. For example, during 2015 and 2016, many Energy Companies that explore for and produce oil, natural gas and natural gas liquids have filed for bankruptcy. During the bankruptcy process, the debtor Energy Company may be able to reject a contract that it has with an MLP or other Midstream Energy Company that provides services for the debtor, which services could include gathering, processing, transporting, fractionating or storing the debtor Energy Company’s production. If a contract is successfully rejected during bankruptcy, the affected MLP or other Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. Furthermore, if the terms of the contract are not economic for the Energy Company, there may be an incentive for the MLP or other Midstream Energy Company to renegotiate the contract to increase the utilization of its assets (whether or not the Energy Company has filed for bankruptcy). In either case, an MLP or other Midstream Energy Company that operates assets for an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Sector Specific Risks

MLPs and other Energy Companies are also subject to risks that are specific to the sector in which they operate.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies are exposed to the natural declines in the production of the oil and gas fields they serve. Gathering and processing assets are most directly impacted by production declines, as volumes will decline if new wells are not drilled and connected to a system, but all midstream assets could potentially be negatively impacted by production declines. For example, as a result of a substantial increase in new midstream assets built over the last five years, several domestic shale basins have (or are expected to have) excess capacity to take supply to end-user markets. This excess capacity can lead to increased competition between MLPs and other Midstream Energy Companies and lower rates for services provided, which would have a negative impact on the operating results and financial performance for these companies. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation shipping lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in our portfolio.

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Exploration and production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow.

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other.    MLPs and other Energy Companies that operate other energy related assets are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets. Examples of such types of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) manufacturing of ethylene that used as a raw material to make plastic, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer.

Tax Risks of Investing in Equity Securities of MLPs

Tax Risk of MLPs.    Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain), which would reduce the amount of cash flow we have to pay interest expense and dividends on our senior securities. During the last two years, “roll-up” transactions, in which a sponsor acquires the outstanding units of its subsidiary MLP, have become more common, and when the sponsor is a corporation, these transactions have resulted in the MLP unitholders becoming shareholders in a corporation. If assets historically owned by MLPs continue to migrate into corporations, by way of roll-up transactions or other merger or acquisition transactions, the amount of cash flow we have to pay interest expense and dividends on our senior securities would also be reduced. Additionally, treatment of an MLP as a corporation for federal income tax purposes, or a transfer in ownership of MLP assets to corporations, would likely result in a reduction in the after-tax return to us, likely causing a decline in the value of our assets and a reduction in the asset coverage ratios for our senior securities.

Legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. In addition, changes to regulations could change which businesses qualify for treatment as an MLP. For instance, in the regulations proposed by the Internal Revenue Service in May 2015, certain businesses that had previously qualified (ethane cracking, for example) would no longer qualify if the proposed regulations are adopted without change. We cannot predict the likelihood of any future legislative or regulatory changes. Such legislation, if approved by Congress, or regulations, if adopted, could result in MLPs no longer being treated as partnerships for tax purposes.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of April 30, 2016, we held investments in approximately 41 issuers.

As of April 30, 2016, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of April 30, 2016, there were over 100 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio. Similarly, there may be a correlation in the valuation of publicly traded MLPs and commodity prices, particularly crude oil prices, even if a particular MLP has no exposure to crude oil.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The energy industry downturn of the last two years has put significant pressure on a number of these customers and suppliers. The loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Global financial markets and economic conditions continue to be volatile — in particular for Energy Companies as a result of the decline in commodity prices experienced from mid 2014 to present. As a result of this, MLPs and other Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all when market conditions are most volatile, and downgrades of the debt of Energy Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the debt of Energy Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Company’s credit facility, and a downgrade from investment grade to below investment may cause an Energy Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Company and increase its need for additional funding sources. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Energy Companies may have to reduce their distributions to manage their funding needs and may not be able to meet their obligations, which may include multi-year capital expenditure commitments, as they come due. Moreover, without adequate funding, many MLPs and other Energy Companies will be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs, other Midstream Energy Companies and other Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns and yields sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Political Instability Risk.

MLPs and other Energy Companies in which we may invest are subject to disruption as a result of terrorist activities, war, and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of MLPs and other Energy Companies, particularly marine transportation companies, in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of MLPs and other Energy Companies, even those that operate solely in North America.

Weather Risks.

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last decade, demonstrate that no amount of preparation can protect an MLP or other Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to service its debt obligations and pay distributions to its equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. Large declines in commodity prices (such as those experienced from mid 2014 to present) can result in material declines in cash flow from operations. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies). Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. To the extent MLPs and other Midstream Energy Companies that we own reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause us to reduce our distributions.

Concentration Risk

Our investments are concentrated in the energy sector. The focus of our portfolio on specific industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of MLPs and other Midstream Energy Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Risk of Conflicting Transactions by the Investment Advisor

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of MLPs and other Midstream Energy Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies”.

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, KAFA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2015, we wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2015. In prior years, we have written covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2015. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of December 31, 2015, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 52.5% of our net asset value as of April 30, 2016). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of April 30, 2016, our Leverage Instruments represented approximately 32.1% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of April 30, 2016, we had $767 million of Notes outstanding, and had no borrowings under our revolving credit facility or term loan. As of April 30, 2016, we had 16,160,000 Mandatory Redeemable Preferred (“MRP”) Shares ($404 million aggregate liquidation preference) outstanding. Our revolving credit facility has a term of two years and matures on February 28, 2018, and our term loan has a term of five years and matures on February 18, 2019. Our Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2017 to 2025. If we are unable to renew or refinance our credit facility or term loan prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. For example, from August 31, 2014 to April 30, 2016, we reduced our total debt by $759.0 million and total MRP Shares by $95.0 million in order to maintain our asset coverage ratios. The decline in cash distributions to us resulting from securities sales to fund this reduction in leverage was one of the factors leading to the reduction in our distribution to common stockholders. While we believe maintaining our asset coverage ratios and selling portfolio securities was the prudent course of action, it is unlikely that we would have elected to sell securities at the time had we not had leverage. Furthermore, because we repaid certain of our Notes and MRP Shares prior to their stated maturities or mandatory redemption dates, we incurred prepayment penalties. By continuing to utilize Notes and MRP Shares, we may again be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay additional prepayment penalties on our Notes and MRP Shares. Our Notes and MRP Shares also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Deferred Tax Risks.    As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us. We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, and if an MLP in our portfolio is acquired by another Energy Company in a transaction treated as a sale for federal income tax purposes, including in a “roll-up” transaction, we will not have control of the timing of when we become liable for such deferred taxes.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes. See “Tax Matters.”

Deferred Tax Risks of Investing in our Securities.    A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders. See “Tax Matters.”

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” In addition to closed-end investment companies, KAFA also manages several private investment funds and separately managed accounts which together had approximately $674.0 million in combined total assets as of April 30, 2016, and KACALP manages several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of April 30, 2016, we held approximately 63% of the Clearwater Trust. We believe that we are an affiliate of the trust under the 1940 Act by virtue of our majority interest in the trust.

As of April 30, 2016, we also considered Plains GP Holdings, L.P. (“Plains GP”), Plains All American GP LLC (“Plains All American GP”), and Plains All American Pipeline, L.P. (“PAA”) to be affiliates. Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) Plains GP and (ii) Plains All American GP, which controls the general partner of PAA. Members of senior management of KACALP and KAFA, various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

Kevin S. McCarthy, our Chief Executive Officer, began serving as a director of ONEOK, Inc. during December of 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., we do not believe we are an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because our and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described on page 40 of this prospectus.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of Plains GP and PAA may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of April 30, 2016 was $18.12 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of April 30, 2016 were $17.89 and 1.3%, respectively. There is no assurance that this premium will continue after April 30, 2016, or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

Additional Risks Related to Our Senior Securities

An investment in our preferred stock or debt securities is subject to the following additional risks:

Interest Rate Risk.    Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that any of our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we otherwise would not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Ratings and Asset Coverage Risk.    If we do not maintain a rating on our Notes, it will constitute an event of default. Furthermore, rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. For example, in December 2015, Fitch Ratings downgraded all our outstanding MRP Shares from “AA” to “A”. Fitch has assigned a rating of “AAA” to all of our outstanding series of Notes.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that senior securities offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Notes and debt securities. As for of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 225%. This ratio is more stringent than the 200% ratio required by the 1940 Act of the aggregate principal value of the Notes, any debt securities and our preferred stock.

We may issue additional senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. These restrictions and rating agency guidelines are subject to change. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk.    Because we have outstanding Borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions.

We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Our Notes are unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Net Asset Value Risk.    A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information, during the past three years, about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program (1)	Additional Shares of Common Stock Issued through Dividend Reinvestment Program (1)	Tax Character
Distribution Payment Date to Common Stockholders					Return of Capital		Qualified Dividends
July 12, 2013	$0.5800	11%	$6,151	179	33%		67%
October 11, 2013	0.5950	11	6,436	196	33		67
January 10, 2014	0.6100	11	6,786	192	10		90
April 11, 2014	0.6250	10	6,966	203	10		90
July 11, 2014	0.6400	10	6,835	188	10		90
October 10, 2014	0.6500	10	7,088	195	10		90
January 16, 2015	0.6550	10	7,047	219	18		82
April 10, 2015	0.6575	10	7,283	222	18		82
July 10, 2015	0.6575	10	7,517	271	18		82
October 9, 2015	0.6575	11	7,936	323	18		82
January 15, 2016	0.5500	9	5,686	455	100	(2)	0
April 15, 2016	0.5500	9	5,861	379	100	(2)	0

(1)	Numbers in thousands.

(2)	This estimate is based on our estimated earnings and profits for fiscal 2016, which does not include a projection for any gains or losses on the sale of securities during the remainder of fiscal 2016. The final determination of the tax character of our distributions will be made after our fiscal year-end when we can determine our actual earnings and profits for the full year. The final tax status of our distributions is dependent on our earnings and profits (including gains and losses on the sale of securities) for the remainder of our fiscal year and may differ substantially from this preliminary information.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits (on net investment loss), if any, less current or anticipated operating expenses, income tax expense (on net investment income), if any, and our leverage costs (including dividends on preferred stock issued by us but excluding non-cash amortization of costs to issue leverage). We expect that a portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our debt securities, our revolving credit facilities and other borrowings, and the terms of our preferred stock and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on the MRP Shares in accordance with the terms thereof. The holders of the MRP Shares shall be entitled to receive cumulative cash dividends, when, as and if authorized by the Board of Directors from funds legally available for distribution. Dividend payment dates with respect to the MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each dividend period. Dividends on Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares are payable quarterly, and dividends on Series F MRP Shares and Series G MRP Shares are payable monthly. See “Description of Securities—Preferred Stock”.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a portion of our distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests—common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) , usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach target levels, which benefits all security holders of such MLP. The general partner interest may be held by either a private or publicly traded entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices or more cyclical businesses and, as a result, more variability in such MLP’s distributable cash flow.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

The MLPs and other Midstream Energy Companies in which we invest primarily own and operate midstream assets, which are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related midstream assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, midstream assets transport crude oil by pipeline, truck and rail from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency, and may be based on the market price of the transported commodity.

Description of Other Midstream Energy Companies

Other Midstream Energy Companies are companies, other than midstream MLPs, that own and operate midstream assets. These companies are not structured as master limited partnerships and are taxed as corporations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of other Midstream Energy Companies, (iii) equity securities of other Energy Companies and (iv) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.    We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.    We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.    We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments.    For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies.    To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.    We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to 52.5% of our net asset value as of April 30, 2016). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of April 30, 2016, our Leverage Instruments represented approximately 32.1% of our total assets. At April 30, 2016, our asset coverage ratios under the 1940 Act were 416% and 273% for debt and total leverage (debt plus preferred stock), respectively. We target asset coverage ratios that give us ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Currently, we are targeting asset coverage ratios that provide a 30% cushion relative to our financial covenants (i.e., market values could decline by 30% before our asset coverage ratios would be equal to our financial covenants). Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell securities in our portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies—Our Portfolio—Temporary Defensive Position.”

Effects of Leverage

As of April 30, 2016, we had $767 million, aggregate principal amount, of fixed rate Notes outstanding.

The table below sets forth the key terms of each of the Notes.

Series	Principal Outstanding April 30, 2016 ($ in millions)	Fixed/Floating Interest Rate	Maturity
W	$31	4.380%	May 2018
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
II	30	2.880%	July 2019
JJ	30	3.460%	July 2021
KK	80	3.930%	July 2024
LL	50	2.890%	October 2020
MM	40	3.260%	October 2022
NN	20	3.370%	October 2023
OO	90	3.460%	October 2024

	$767

As of April 30, 2016, we had no borrowings under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., Citibank, N.A., Scotiabank, Morgan Stanley Bank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% per annum based on current asset coverage ratios. We pay a commitment fee equal to a rate of 0.30% per annum on any unused amounts of the $150 million commitment for the revolving credit facility. Commitments under the revolving credit facility are available, subject to the compliance with the terms of the facility, including a condition to borrowing that our net assets must be in excess of a minimum net asset value threshold ($0.8 billion as of February 29, 2016). Our revolving credit facility has a two-year term maturing on February 28, 2018.

As of April 30, 2016, we had no borrowings under our term loan. The interest rates payable by us on our borrowings under our term loan with Sumitomo Mitsui Banking Corporation is LIBOR plus 1.30% per annum. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the $150 million commitment for the term loan. Amounts borrowed under our term loan can be repaid and subsequently reborrowed. Under the terms of the term loan, we are unable to borrow unless our net assets exceed a minimum net asset threshold ($1.9 billion as of February 29, 2016). Our term loan matures on February 18, 2019.

As of April 30, 2016, we had $404 million, aggregate liquidation value, of MRP Shares outstanding. The table below sets forth the key terms of each series of MRP Shares.

Series	Shares Outstanding(1)	Liquidation Value April 30, 2016 ($ in millions)	Dividend Rate	Mandatory Redemption Date
A	4,160,000	$104	5.57%	May 2017
B	320,000	8	4.53%	November 2017
C	1,680,000	42	5.20%	November 2020
F	5,000,000	125	3.50%	April 2020
G	2,000,000	50	4.60%	October 2021
H	2,000,000	50	4.06%	July 2021
I	1,000,000	25	3.86%	October 2022

	16,160,000	$404

(1)	Each share has a liquidation preference of $25.00.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 4.06%. Income generated by our portfolio as of April 30, 2016 must exceed 1.74% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 32.1% of our total assets (actual leverage at April 30, 2016), and our estimated leverage costs of 4.06%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(21.2)%	(12.2)%	(3.1)%	5.9%	14.9%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KAFA. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004 and each are jointly and primarily responsible for the day-to-day management of our portfolio. Our portfolio managers draw on the support of the research analyst team at Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker, Ron M. Logan and Jody C. Meraz.

Portfolio Management

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since March 2005, of Kayne Anderson Energy Development Company since September 2006, and Kayne Anderson Midstream/Energy Fund, Inc. since November 2010. Mr. McCarthy currently serves as a Co-Managing Partner of KACALP and KAFA, and has served as a Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In that role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Co-Managing Partner of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of the Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Firm Management

Richard A. Kayne is Chairman of Kayne Anderson and a Director of its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and PAA GP Holdings, L.P. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America, N.A. in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

Investment Professionals

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company, and serves on the Board of Directors of Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Managing Director for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Senior Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB degree in Economics from Princeton University in 2001 and a JD degree from The University of Texas School of Law in 2005.

Eric Javidi is a Senior Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in the area of master limited partnerships and other midstream companies. Prior to joining Kayne Anderson in 2015, Mr. Javidi was an executive director in the energy investment banking group at UBS Securities LLC. Before joining UBS in 2012, Mr. Javidi began his investment banking career in the natural resources group at Lehman Brothers Holdings, Inc. and Barclays Capital Inc. Mr. Javidi’s investment banking experience focused on securities underwriting and mergers and acquisitions in the MLP/midstream sector. Prior to pursuing his MBA degree in 2007, Mr. Javidi was a wealth management analyst at Morgan Stanley & Co. LLC. Mr. Javidi earned an AB degree with majors in Economics and Psychology from the University of California, Davis in 2003 and an MBA degree with emphases in Financial Analysis and Finance & Accounting from Duke University in 2009.

Daniel Doll is an associate for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2015, Mr. Doll was an analyst in the Global Energy Investment Banking Group at UBS Securities LLC, where he focused on mergers and acquisitions and securities underwriting transactions for midstream and upstream oil and gas companies. Mr. Doll earned his BBA degree in Finance from The University of Texas at Austin in 2013.

Eric Perkins is an associate for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2015, Mr. Perkins was an analyst in the Energy & Power Investment Banking Group at Wells Fargo Securities, LLC, where he focused on public capital raises and mergers and acquisitions advisory work for midstream and upstream oil and gas companies. Mr. Perkins began his investment banking career in the equity capital markets group at Barclays Capital Inc. Mr. Perkins earned a BA degree in Economics and Psychology from Washington and Lee University in 2013.

Research Analysts

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in master limited partnerships and other Midstream Energy Companies. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, N.A., where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Chander Bishnoi is an analyst for Kayne Anderson. He is responsible for providing research coverage for the firm’s marketable securities activities. Prior to joining Kayne Anderson Capital Advisors, Mr. Bishnoi was an assistant director at The UCLA Foundation where he was part of the investment management team that managed UCLA’s Endowed Fund. From 2005 to 2011, Mr. Bishnoi was responsible for sourcing investments, conducting diligence, and making investment recommendations across the equity, fixed income, distressed debt, commodities, real estate, and buy-out asset classes. Mr. Bishnoi earned a BS degree in Business Administration from the UC Berkeley Haas School of Business and an MBA degree from the MIT Sloan School of Management.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other Midstream Energy Companies. Mr. Campeau earned a Bachelor of Commerce degree from McGill University in 2006.

Randy Laufman is a research analyst for Kayne Anderson’s marketable securities activities and is responsible for the analysis of high yield and distressed debt investments with a primary emphasis on metals/mining, marine transportation and offshore drilling. Prior to joining Kayne Anderson in 2014, Mr. Laufman worked as a senior credit analyst at Odeon Capital Group, LLC focusing on opportunities in high yield, distressed and convertibles. Prior to that, Mr. Laufman worked for over ten years as a senior analyst with Imperial Capital, LLC, primarily focusing on the marine transportation sector, convertible bonds and other opportunities in high yield and distressed. Mr. Laufman earned a BS degree in business from Indiana University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Los Angeles.

Lou Lazzara is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other midstream energy companies. Prior to joining Kayne Anderson, Mr. Lazzara worked as a research analyst for Citigroup Global Markets where he provided research of the midstream energy sector with a focus on MLPs. From 2003 to 2009, he worked for Fitch Ratings in their Structured Credit Group and as a director of their Fund and Asset Manager Rating Group. Prior thereto, Mr. Lazzara was a CPA and senior associate in PricewaterhouseCoopers’ financial services group focusing on audits of mutual and hedge funds. Mr. Lazzara earned a BS degree in accountancy from Villanova University in 2000 and an MBA degree from Columbia Business School in 2008.

Nick Norstrom, CFA is a research analyst for Kayne Anderson. He is responsible for providing equity research and analytics on marine-related MLPs as well as other marine transportation companies. Prior to joining Kayne Anderson in 2014, Mr. Norstrom was an equity analyst in the marine group at Jefferies LLC, where he focused on marine MLPs. From 2005 to 2007, Mr. Norstrom worked as an associate analyst on the industrials team in the equity research department at AG Edwards, Inc. where he was responsible for providing analytical support on the large cap multi-industry and electrical equipment group. Mr. Norstrom earned a BS degree in Mechanical Engineering from the University of Illinois in 2002 and an MBA degree from the University of Missouri in 2005. In addition, he holds the Chartered Financial Analyst designation and is a member of the CFA Society of Houston.

Eri Nosaka is a research analyst for Kayne Anderson. She is responsible for high yield debt analysis. Prior to joining Kayne Anderson in 2012, Ms. Nosaka worked as an analyst in the Leveraged Finance group at Morgan Stanley. From 2008 to 2010 Ms. Nosaka worked in the Securities department at Cravath, Swaine & Moore LLP. Ms. Nosaka earned a BA degree in International Studies and English Literature from Middlebury College in 2008.

Michael E. Schimmel is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for Upstream Energy Companies. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Ian Sinnott is a research analyst for Kayne Anderson. He is responsible for the analysis of debt investments with an emphasis on Upstream Energy Companies. Mr. Sinnott rejoined Kayne Anderson in 2012, having previously worked as a research analyst responsible for Canadian upstream and midstream royalty and income trusts and MLPs from 2005 to 2010. Prior to that Mr. Sinnott worked for four years as an associate with Citigroup Asset Management in the Equity Research group. From 2010-2011, Mr. Sinnott was CFO of ruubix, Inc. Mr. Sinnott earned a BA degree in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the New York Society of Security Analysts.

Jocelyn Tan is a research analyst for Kayne Anderson. She is responsible for the analysis of debt investments with an emphasis on Upstream Energy Companies. Prior to joining Kayne Anderson in 2015, Ms. Tan was an associate in the energy investment banking group at Credit Suisse Group AG, where she was involved in numerous financial advisory and capital markets transactions for upstream oil and gas companies. Prior to that, she was a management consultant at Arthur D. Little in Madrid where she covered global energy and infrastructure with focus on the European and Asian markets. Ms. Tan earned a Bachelor of Engineering degree in Civil Engineering from the National University of Singapore in 2007 and an MBA degree in Finance from the Wharton School at the University of Pennsylvania in 2013.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS Securities LLC, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at The Bear Stearns Companies Inc. Mr. Terry earned his BBA degree in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and KAFA, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average quarterly total assets less a fee waiver. On March 9, 2016, we renewed our agreement with KAFA for a period of one year. The agreement will expire on March 31, 2017 and may be renewed annually thereafter upon approval of our Board of Directors (including a majority of our directors who are not “interested persons” of ours, as such term is defined in the 1940 Act). In conjunction with this renewal, we extended our fee waiver agreement with KAFA for an additional one-year term expiring on March 31, 2017. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion. During the fiscal year ended November 30, 2015, our net management fee was 2.6% of our average net assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). For purposes of determining the Company’s total assets, the Company values derivative instruments based on their current fair market values. Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on March 31, 2016, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 32.1% of our total assets as of April 30, 2016.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with KAFA is available in our November 30, 2015 Annual Report to Stockholders.

NET ASSET VALUE

Calculation of Net Asset Value

We determine our net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a daily basis and such calculation is made available on our website, http://www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. Because we are a corporation that is obligated to pay income taxes, we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.

We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss. We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments. To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using our valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of our Board of Directors) and our Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by our Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. Our Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, we value our private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time that we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

We value convertible preferred units in publicly traded MLPs using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, we estimate (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business as the publicly traded MLP and (ii) the expected volatility for the publicly traded MLP’s common units, which is based on the publicly traded MLP’s historical volatility. We apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per convertible preferred unit is less than the public market price for the publicly traded MLP’s common units at such time, the public market price for the publicly traded MLP’s common units will be used for the convertible preferred units.

Our investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, we utilize projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and we focus on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, we select a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, we apply a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on EV/EBITDA multiples. We select a range of multiples based on EV/EBITDA multiples for similar M&A transactions and apply such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. We utilize projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, we estimate operating results of our portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of our portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of our portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of April 30, 2016, our authorized capital consists of 183,840,000 shares of common stock, $0.001 par value per share and 16,160,000 shares of MRP Shares ($404 million aggregate liquidation preference). As of April 30, 2016, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of April 30, 2016, we had approximately 113.0 million shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KYN.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. See “Leverage.”

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.    Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

General.    As of April 30, 2016, there were 4,160,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, 1,680,000 issued and outstanding shares of Series C MRP Shares, 5,000,000 issued and outstanding shares of Series F MRP Shares, 2,000,000 issued and outstanding shares of Series G MRPS, 2,000,000 issued and outstanding shares of series H MRP Shares and 1,000,000 issued and outstanding shares of Series I MRP Shares, each with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of the preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, and (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines. The Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Fixed Dividend Rate. Dividends on Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares will be payable quarterly and dividends on the Series F MRP Shares and the Series G MRP Shares will be payable monthly. Dividend periods for each series of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series F MRP Shares and the Series G MRP Shares will end at the end of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum) for each series of MRP Shares, and may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Fixed Dividend Rate
A	5.57%
B	4.53%
C	5.20%
F	3.50%
G	4.60%
H	4.06%
I	3.86%

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of December 16, 2015, Fitch has assigned each of our outstanding series of MRP Shares a rating of “A”. If the lowest credit rating assigned on any date to the then outstanding Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series F MRP Shares or the Series G MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB–”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series F MRP Shares or the Series G MRP Shares), New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series F MRP Shares and the Series G MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series F MRP Shares and the Series G MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017, all of the Series C MRP Shares on November 9, 2020, all of the Series F MRP Shares on April 15, 2020, all of the Series G MRP Shares on October 1, 2021, all of the Series H MRP Shares on July 30, 2021 and all of the Series I MRP Shares on October 29, 2022 (each such date, a “Term Redemption Date”).

Series A, B, C, H and I MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption), plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares or the Series I MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 20 days in the case of Series A MRP Shares, or 12 days in the case of Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, nor more than 40 days notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series F and G MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem the Series F MRP Shares or the Series G MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice. This optional redemption is limited during the first year the Series F MRP Shares and the Series G MRP Shares as the case may be, are outstanding to situations in which the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series F MRP Shares and the Series G MRP Shares as the case may be, that may be redeemed during the first year may not exceed an amount that results in an asset coverage of more than 250% pro forma for such redemption. Subject to the foregoing conditions, at any time on or prior to April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, we may redeem the Series F MRP Shares and the Series G MRP Shares, as the case may be, at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, subject to the foregoing conditions, we may redeem the Series F MRP Shares and the Series G MRP Shares, as the case may be, at the Optional Redemption Price per share.

The “Optional Redemption Price” in case of the Series F MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After April 14, 2014 and on or before April 14, 2015	101.0%
After April 14, 2015 and on or before April 14, 2016	100.5%
After April 14, 2016 and on or before the Series F MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series G MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After September 30, 2014 and on or before September 30, 2015	101.0%
After September 30, 2015 and on or before September 30, 2016	100.5%
After September 30, 2016 and on or before the Series G MRP Shares Term Redemption Date	100.0%

If fewer than all of the outstanding Series F MRP Shares or Series G MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the applicable series of MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series F MRP Shares or Series G MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series F MRP Shares or Series G MRP Shares, in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series F MRP Shares or Series G MRP Shares, as the case may be.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares, Series C MRP Shares, Series F MRP Shares, Series G MRP, Series H MRP Shares or Series I MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, a “Series B, C, F, G, H&I Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares, the Series C MRP Shares, Series F MRP Shares, the Series G MRP Shares, the Series H MRP Shares and the Series I MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B, C, F, G, H&I Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B, C, F, G, H&I Asset Coverage Cure Date, respectively (and in the case of the Series F MRP Shares and Series G MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold. If fewer than all of the outstanding Series F MRP Shares or Series G MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be purchased pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) only with respect to a purchase of Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, we make an offer to purchase or otherwise acquire any Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series F and G MRP Shares—Term Redemption Liquidity Account.    On or prior to December 15, 2019 for the Series F MRP Shares, and on or prior to June 1, 2021 for the Series G MRP Shares (each such date, a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such series of MRP Shares.The “Term Redemption Amount” for Series F MRP Shares and Series G MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date of such series of MRP Shares, based on the number of such series of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate for such series of MRP Shares in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such series of MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series F MRP Shares or the Series G MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series F MRP Shares and the Series G MRP Shares, as the case may be. The Series F MRP Shares or the Series G MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series F MRP Shares paying agent or the Series G MRP Shares paying agent, as the case may be, of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series F MRP Shares or the Series G MRP Shares, as the case may be, on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions.    So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of two-thirds of our outstanding preferred stock, or if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.    We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares are not listed on an exchange or an automated quotation system. Our Series F MRP Shares are listed on the NYSE under the symbol “KYNPRF”. Our Series G MRP Shares are listed on the NYSE under the symbol “KYNPRG”.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series F MRP Shares and our Series G MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Notes, will rank senior to the preferred stock and the common stock.

General

As of April 30, 2016, the Company had $767 million aggregate principal amount of unsecured fixed rate notes outstanding (the “Notes”). The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. Subject to the limitations of the 1940 Act, we may issue new debt securities under this prospectus, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the securities;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any covenants and/or events of default;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds and/or retirement;

•	the trustees, transfer agent, paying agents or security registrar; and

•	any other terms of the securities.

The table below sets forth the key terms of each series of the Notes.

Series	Principal Outstanding April 30, 2016 ($ in millions)	Fixed/Floating Interest Rate	Maturity
W	$31	4.380%	May 2018
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
II	30	2.880%	July 2019
JJ	30	3.460%	July 2021
KK	80	3.930%	July 2024
LL	50	2.890%	October 2020
MM	40	3.260%	October 2022
NN	20	3.370%	October 2023
OO	90	3.460%	October 2024

	$767

Interest.    The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of April 30, 2016, each series of Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series W, Y, Z, AA, BB, CC, DD, EE, FF, GG, II, JJ, KK, LL, MM, NN or OO Notes at par plus 2%.

Events of Default and Acceleration of Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Notes notice of a prepayment of Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2017, 2018 and 2016, respectively. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

Rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”), impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from a Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amounts”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.    We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for any Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Any Rating Agency that is then rating the senior securities may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

A Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Rating Agency Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such senior securities or preferred stock, respectively. We will pay certain fees to Fitch and any other rating agency that may provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage.    Under the purchase agreements governing our Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which any MRP Shares are outstanding, we must redeem certain of the MRP Shares.

Notices.    Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by any Rating Agency that is then rating the senior securities will be reflected in a written document and may be amended by the Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES

AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with KAFA, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any amendment to our Charter to convert from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in our SAI summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.

Deferred income taxes reflect (1) taxes on unrealized gains which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for regulated investment companies. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxed as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income during a portion of our expected investment holding period. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be eligible for treatment as “qualified dividend income” that is subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is taxable to noncorporate stockholders at a maximum federal income tax rate of 20%. In addition, a 3.8% federal tax on net investment income generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are subject to a maximum federal income tax rate of 20% on long-term capital gains. Corporations are taxed on capital gains at their ordinary graduated income tax rates.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder in cash and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss, deduction or credit. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the Internal Revenue Service, or IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Under present law, we take the position that all our MRP Shares constitute our equity, and thus distributions with respect to MRP Shares (other than distributions in redemption of the MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock”.

Sale of Our Preferred Stock

The sale of our preferred stock by holders will generally be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock—Sale of Our Common Stock”. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

Backup Withholding

Backup withholding may apply to distributions on our preferred stock, as described above under “Federal Income Taxation of Holders of Our Common Stock—Backup Withholding and Information Reporting”.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable tax treaty.

The Foreign Account Tax Compliance Act (“FATCA”).    A 30% withholding tax on your distributions and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) with respect to our distributions to you; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through, in the case of our common stock, “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold for cash and other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock, preferred stock and debt securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock, preferred stock and debt securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities, to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement will describe the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities, and other than our common stock, will have no established trading market.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock or any other covered security. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 9% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

AST acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP, San Francisco, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-2

INVESTMENT POLICIES	SAI-2

OUR INVESTMENTS	SAI-4

MANAGEMENT	SAI-10

CONTROL PERSONS	SAI-20

INVESTMENT ADVISER	SAI-23

CODE OF ETHICS	SAI-24

PROXY VOTING PROCEDURES	SAI-24

PORTFOLIO MANAGER INFORMATION	SAI-25

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-26

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-27

TAX MATTERS	SAI-28

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-30

REGISTRATION STATEMENT	SAI-31

FINANCIAL STATEMENTS	SAI-31

EXPERTS	SAI-31

OTHER SERVICE PROVIDERS	SAI-31

Up to $50,000,000

Kayne Anderson MLP Investment Company

Common Stock

PROSPECTUS SUPPLEMENT

August 5, 2016

Cantor Fitzgerald & Co.